FIRST AMENDMENT TO
REVOLVING LOAN AGREEMENT

This FIRST AMENDMENT (the “Amendment”) to the Revolving Loan Agreement (the “Agreement”), dated as of October 2, 2017, by and between Golub Capital BDC 3, Inc. (the “Borrower”) and GC Advisors LLC (the “Lender”), is hereby made as of June 28, 2019.
RECITALS
WHEREAS, Borrower and Lender desire to amend the Agreement to increase the commitment;
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:
1.    Amendment to the Commitment.
(a)    The definition of “Commitment” in Section 1 of the Agreement is hereby amended by deleting the amount “$40,000,000” and inserting the amount “$100,000,000” in lieu thereof.
(b)    Exhibit A of the Agreement is hereby amended in its entirety as set forth on the pages attached as Appendix A hereto.
2.    Full Force and Effect. Other than as specifically set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.
3.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
4.    Counterparts.     This Amendment may be signed in two counterparts, each of which shall constitute an original but both of which when taken together shall constitute but one agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first set forth above.

BORROWER:
GOLUB CAPITAL BDC 3, INC.
By: /s/David B. Golub ___________________________
Name: David B. Golub
Title: President and Chief Executive Officer

LENDER:
GC ADVISORS LLC
By: /s/David B. Golub ___________________________
Name: David B. Golub
Title: President

Appendix A
EXHIBIT A
PROMISSORY NOTE
U.S. $ 100,000,000                                  June 28, 2019

FOR VALUE RECEIVED, Golub Capital BDC 3, Inc., a Maryland corporation (the “Borrower”), hereby promises to pay to the order of GC Advisors LLC, a Delaware limited liability company (the “Lender”), the principal amount equal to the aggregate unpaid principal amount advanced to the Borrower by the Lender under the Loan Agreement referred to below (the “Loans”) as set forth from time to time on the grid attached hereto, or on a continuation thereof (collectively, the “Grid”) (such amount not to exceed One Hundred Million Dollars (U.S. $100,000,000)), with interest accrued on the Loans as provided in the Loan Agreement on the dates and in the amounts specified in the Loan Agreement. All payments due to the Lender hereunder shall be made to the Lender at the place, in the type of funds and in the matter specified in the Loan Agreement.
The holder hereof is authorized to endorse on the Grid, the principal amount of each Loan and each payment or prepayment with respect thereto.
Presentation, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the Borrower. No delay or omission by the Lender in exercising its rights under this Note shall operate as a waiver of such rights, nor shall the exercise of any right with respect to this Note waive or preclude the later exercise of such right or any other right.
This Note evidences the Loans made under, and is entitled to the benefits of, the Revolving Loan Agreement, dated as of the date hereof, by and between the Borrower and the Lender, as the same may be amended from time to time (the “Loan Agreement”). Reference is made to the Loan Agreement for provisions relating to the prepayment and the acceleration of the maturity hereof.
This Note shall be governed by and construed in accordance with the laws of the State of New York.
GOLUB CAPITAL BDC 3, INC.
By:/s/David B. Golub
Name: David B. Golub
Title: President and Chief Executive Officer

GRID
PROMISSORY NOTE

Date	Amount of Loan	Amount of Principal Paid or Prepaid	Unpaid Principal Amount of Note	Notation Made By